UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C.  20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

__________

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 842-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen Palley submitted his resignation from the Board of Directors of the Company on March 20, 2014.  Mr. Palley resigned from the Board as a result of demands related to other on-going business activities.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 Bylaw Amendment

             On March 26, 2014, the Board of Directors amended the Bylaws of Premier Exhibitions, Inc., effective immediately, to decrease the number of directors from 7 to 6.  The amended Bylaws are attached hereto as Exhibit 3.1.

Item 9.01        Financial Statements and Exhibits.

 (d) Exhibits

               The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3.1	The Bylaws of Premier Exhibitions, Inc., as amended March 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Samuel S. Weiser
Samuel S. Weiser
Chief Executive Officer

Date: March 26, 2014

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws of Premier Exhibitions, Inc., as amended effective March 26, 2014